HealthTronics, Inc. January 2006 Exhibit 99.1

HealthTronics

Statements in this presentation that are not strictly historical, including statements regarding plans, objective and future financial performance, are “forward-looking” statements that are made
pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Although HealthTronics, Inc.
believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that the expectations will prove to be correct.  Factors that could cause actual results to differ materially from HealthTronics’ expectations include, among others, the existence of demand for and acceptance of HealthTronics’ services, the integration of acquired businesses, regulatory approvals, economic conditions, the impact of
competition and pricing, financing efforts and other factors described from time to time in HealthTronics’ periodic filings with the
Securities and Exchange Commission.

HealthTronics

Business Segments/Sub-Segments
~
Urology Services
•
Lithotripsy
•
Prostate Therapies
•
Anatomical Pathology
~
Medical Devices
•
Sales
•
Service
~
Specialty Vehicles
•
Medical
•
Broadcast
•
Homeland Security

HealthTronics 4 UROLOGY SERVICES - Lithotripsy - Prostate Therapies - Uropathology

HealthTronics

Leading Competitive Position
~
Partnering with 1/3 of Nation’s Urologists
~
Veteran Management Team
~
Bringing Cutting-edge Therapies to Market
~
Successful Partnership Model
~
Proven Execution

HealthTronics

Core Objectives
~
Leverage Urology Channel
•
Trusted Advisor to our Partners
•
Value-added Products and Services
~
Facilitate Marketplace Consolidation
•
Growing Revenue & Taking Share
•
Expanding Platform
~
Expand Margins
•
Pricing Stability
•
Wholesale Pricing Power
•
Operating Efficiencies

HealthTronics

Lithotripsy
~
Cost Effective, Non-invasive, Efficacious
•
Fractional Cost of Surgical Alternatives
~
Market Scope
•
250,000 Cases per Year
•
$2,000 per Case Revenue
•
$500M Revenue Market
~
Physician-driven Therapy
~
No Alternative Therapy
~
93 Partnerships in 47 states
~
183 installed litho base
~
Over 750 care venues

HealthTronics

Lithotripsy
PARTNERSHIP ECONOMICS
Sale of
Equipment
Equipment
&
Consumables
Management
35%
65%
Partnership
Distributions
Long Term Partnerships
Non-Competes
Lithotripsy
Partnership
Doctors (LPs)
Reimbursement
for
Procedure
HealthTronics (GP)
Maintenance
$
$
$
$

HealthTronics

Prostate Therapy – BPH
~
Benign Prostatic Hyperplasia
•
Non-cancerous Enlargement of the Prostate
~
Market Scope
•
Affects 50% of Men Over Age 60
•
13 Million American Men in 2004
•
Growth Rate
– From 40,000 to 360,000 Minimally Invasive Treatments
•
$650 Million - $700 Million Market
~
Multiple Treatment Methodologies
•
TUMT – Transurethral Microwave Therapy
•
PVP GreenLight

HealthTronics

Prostate Therapy – Prostate Cancer
~
Market Scope
•
Second Most Common Cancer in American Males
– 230,000 New Cases per Year in the U.S.
–
Baby Boomer Impact (approximately 40 million males)
•
$5B market
~
Dramatic Increase in Public Awareness
•
Demanding Focal Therapy vs. Total Ablation
~
Participating in the Diagnosis
•
PSA Testing
•
Anatomical Path

HealthTronics

Prostate Therapy – Prostate Cancer
~
Treatment Alternatives
•
Total Ablation
– Radical Surgery
– Radiation (beam)
•
Focal Therapies
– Cryotherapy (freeze)
•
Other
– Brachytherapy (seeds)
– HIFU
# of US Procedures % of Total
120,000 48%
59,000 24%
6,000 2%
64,000 26%
N/A* N/A
* Approved in Europe and Asia

HealthTronics

~
Market is Approximately $500 Million
~
8,400 Private Practice Urologists
•
Approximately 10 Prostate Biopsies / Month
~
Each Patient = Approximately $600 Revenue
~
60% of Patients are Medicare
~
Medicare Reimbursement is Excellent
Uropathology Market

HealthTronics

~
Focal Diagnosis to compliment Focal Therapies
~
Timeliness & Accuracy – Turnaround Within 48 Hours
~
Technology – Electronic Reporting
~
Customer Service – Physician Oriented Pathologists
HealthTronics Uropath Advantage –
Big Lab Technology, Small Lab Service

HealthTronics 14 ~ Beta Users • HTRN Physician Partners ~ Beta Sites • Georgia, Louisiana & Mississippi ~ Investment • 2005 CapEx $2 Million Development Strategy

HealthTronics 15 MEDICAL DEVICE SALES & SERVICE

HealthTronics

Devices
~
Lithotripters
•
Market Scope:
– Total US Installed Base of 650 Units
– Average Selling Price of $390,000
– 35% of US Market is Spark Gap Technology
– US HTRN Manufactured Installed Base of 220 Units
•
Opportunities:
– Dual Branding Strategy to Expand Spark Gap Market
– New Model with Multi-Functional Capability Enjoys Premium Price
– R&D for More Efficient Shock Source

HealthTronics 17 HTRN New Urology Imaging System UroVantage

HealthTronics

Devices
~
Urology Imaging System
•
Market Scope:
– Total US Installed Base of 4,500 Units
– 200 - 250 Units Purchased in US Annually at $300,000 ASP
– Urologist Influential in Equipment Decision
– Market Moving Toward Multi-Specialty Surgical Units
•
Opportunities:
– UroVantage launched in 2Q 2005
– MultiVantage launched in 4Q 2005
– Design has Unparalleled Flexibility & Image Quality
– Superior Cost Position and Optimal Pricing Upside

HealthTronics

Devices
~
Other Products
• Patient Management Tables:
– US Installed Base of 4000 Units, HTRN 450 Units Installed
– Comprehensive Dealer Network, OEM Supplier
•
PSA Testing:
– 6 Million PSA Tests Performed Annually, $200 Million Market
– In-Office Testing Approved and now Reimbursed by All Payors
– Signed Marketing Agreement with Qualigen, Inc.
– Only In-Office Test System On the Market – Patented
– Significant Profit Driver for Physicians

HealthTronics

Service Engineering
~
Installed Base/Network:
•
Currently Service 38% of US Lithotripter Installed Base
•
180 of 250 Total HTRN Service Base is Within Partnerships
•
36 Field Engineers Trained in Lithotripsy and X-Ray
•
530 Units Generating Consumable Revenue
~
Opportunities:
•
ISO Certification in Atlanta Manufacturing Facility
•
Deeper Penetration of Urology Market via Litho and Imaging
•
Leverage Applied Engineering Platform and Hospital Relationships

HealthTronics 21 SPECIALTY VEHICLE MANUFACTURING

HealthTronics 22 ~ Company is currently interviewing investment bankers to manage a sales process for this division. ~ Estimated value is $100 - $115 million SPECIALTY VEHICLE MANUFACTURING

NORTHERN CALIFORNIA
PET Imaging Center

MASSACHUSETTS STATE POLICE
INCIDENT COMMAND

NEXTEL

HealthTronics

SPECIALTY VEHICLE MANUFACTURING
AK Specialty Vehicles is Global Leader in the Design,
Engineering and Construction of Specialty Vehicles.
Medical Imaging
Broadcast & Communications
Command/Homeland Security

HealthTronics

Leadership Position in Mobile
Medical Worldwide
~
Manufacturing Facilities in U.S. and Europe
~
Strategic Relationships for all Modalities
•
GE Healthcare Technologies
•
Philips Medical Systems
•
Siemens Medical Solutions
~
Extraordinary Market Breadth
•
Australia • Finland
•
Korea • Norway
•
Italy • United Kingdom
•
Germany • France

HealthTronics

Leadership Position in
Broadcast & Communications
Vehicles Worldwide
~
Strong Customer Base
•
Major Networks - ABC, CBS, FOX, NBC
•
Cable Networks - CNN, Time Warner
•
Satellite Uplink Service Market
– Relay House, PSSI, Calhoun, Arctek, Coastal, STS
•
Export Market
– Canada, Morocco, Vietnam, Hong Kong
~
Barriers to Entry
•
Existing Customer Relationships
•
Sophisticated Systems Integration

HealthTronics

MASSACHUSETTS
STATE
POLICE
STATE POLICE
MASSACHUSETTS

HealthTronics 26 Homeland Security

HealthTronics

Mobile Command Center
Mobile Command Center
Homeland Security
Market Breadth:
~
Mobile Communications
Centers
~
First Responder Units
~
Mobile Emergency Ops
Units
~
Military Training Simulators
~
Tactical transport

HealthTronics

Homeland Security
~
Federal Funding Programs
~
$2.6B In Federal Funds are Allocated for 2005:
•
Urban Area Security Initiative Grant
– Earmarked for Top 50 Metropolitan Areas
•
State Homeland Security Grant
– States/Municipalities Response Capabilities
~
2005 Programs Initiated by DOHS Include:
•
National Protection Initiatives
– Biohazard Detection
– Port Security
– Container Scanning
– Cargo Inspection

HealthTronics 29 Conclusion • Market Dominator • Hi Barriers to Entry • “Debt-Free” Segment • Focused, Stand Alone Business Unit

HealthTronics 30 2006 FINANCIAL FORECAST

HealthTronics

Segment Summary Income Statement
2006 Forecast
($ in millions)
Urology
Medical
Devices
Specialty
Vehicles
Revenues $157 $20
(2)
$120
EBITDA $82 $10 $15
Adjusted EBITDA
(1)
$33 $10 $15
(1) EBITDA less minority interest
(2) After inter-company eliminations

HealthTronics

Key Financial Statistics
($ in millions) 2006 Forecast
12/31/06
Total Debt $112
Cash  (24)
Net Debt $88
Ratios:
   Funded Debt to EBITDA
2.14x
   A/R Days Sales Outstanding
37.0
   Interest Coverage
   (Adjusted EBITDA/Interest Expense)
6.5x
Net Working Capital $75

HealthTronics 33 2006 Forecast Pro Forma Free-Cash Flow For the Year 2006 Adjusted EBITDA $52.0 Interest Expense (8.0) Income Tax Expense (12.0) Cap X, Net (4.5) $27.5

HealthTronics 34 Consolidated Summary Income Statement ($ in millions) 2006 Forecast Revenues $297 Adjusted EBITDA $52 EPS $0.52 - $0.55

HealthTronics

Implementation of Strategic Iniatives
1. Proceed with FDA approval for HIFU
2.  Introduce Urology Imaging System
3.
Establish UroPathology Capability (early 2006)
4. Focus on strategic acquisition targets
5. Divest Specialty Vehicles Division

HealthTronics

Reconciliation of EBITDA and
Adjusted EBITDA
($ in millions)
Combined
Operations
Net Income 19 $
Add Back(deduct):
Provision for income taxes 12
Interest Expense, Including Loan Fees 8
Depreciation & Amortization 13
Adjusted EBITDA 52
Add Back:
Minority Interest Expense 50
EBITDA 102 $

HealthTronics

Reconciliation of EBITDA and
Adjusted EBITDA
($ in millions) Urology
Medical
Device
Specialty
Vehicles
Income before taxes 22 $               9 $                 14 $
Add Back(deduct):
Interest Expense, Including Loan Fees 1                    -                    -
Depreciation & Amortization 10                  1                    1
Adjusted EBITDA 33                  10                  15
Add Back:
Minority Interest Expense 50                  -                    -
EBITDA 83 $               10 $               15 $

HealthTronics

HealthTronics has presented EBITDA and Adjusted EBITDA amounts, which are non-GAAP financial measures, in various filings with the SEC. In the SEC filings, HealthTronics has reconciled such amounts to their most directly comparable financial measure calculated in accordance with GAAP, which is HealthTronics’ net income. HealthTronics believes that its presentations of EBITDA and Adjusted EBITDA are important supplemental measures of operating performance to its investors.
Earnings before interest, taxes, depreciation and amortization (“EBITDA” ) is a commonly used measure of performance which HealthTronics believes, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of
HealthTronics’ operating results before the impact of investing and financing transactions and income taxes. HealthTronics does not reflect minority interest expense when calculating
EBITDA, however, HealthTronics adjusts for minority interest expense and refers to this measure as “Adjusted EBITDA”. HealthTronics has historically reported this measure to its investors and believes that the continued inclusion of Adjusted EBITDA provides consistency in its financial reporting. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company performance. Adjusted EBITDA is also widely used by HealthTronics management in the annual budget process. HealthTronics believes these measures continue to be used by investors and creditors in their assessment of HealthTronics’ operating performance and the valuation of the company.
EBITDA and Adjusted EBITDA

HealthTronics

EBITDA and Adjusted EBITDA are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA and Adjusted EBITDA should not be considered as an alternative to net income, operating income, a liquidity measure, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA and Adjusted EBITDA reflect additional ways of viewing HealthTronics’ operations that HealthTronics believes, when viewed with its GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting
HealthTronics’ business than could be obtained absent this disclosure. HealthTronics strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure.
EBITDA and Adjusted EBITDA